Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]:
Subsequent Events [Text Block]

22. Subsequent Events:

(a) Declaration and payment of Dividends (preferred stock Series B and preferred stock Series C): On January 5, 2015, the Company declared a dividend of $953 or $0.476563 per share on its 7.625% Series B Preferred Stock and a dividend of $2,125 or $0.531250 per share on its 8.50% Series C Preferred Stock, for the period from October 15, 2014 to January 14, 2015, both paid on January 15, 2015.

(b) Declaration and payment of Dividends (common stock): On January 6, 2015, the Company declared a dividend of $0.28 per share for the fourth quarter ended December 31, 2014, which was paid on February 4, 2015, to stockholders of record at the close of trading of the Company's common stock on the New York Stock Exchange on January 21, 2015.

(c) Amendment and restatement of Group Management Agreement: On March 3, 2015, the Company entered into an amended and restated management agreement with Costamare Shipping (Note 3(a)) which, among other things, (i) increases the flat fee for the supervision of newbuild vessels to $787.4 per vessel (from $700.0) and removes the annual 4% increase in such fee, (ii) beginning in the first quarter of 2015, provides for an annual fee payable to Costamare Shipping quarterly in arrears of (x) 2,500.0 and (y) 598,400 shares (which is equal to 0.8% of the issued and outstanding Company common stock as of January 1, 2015), which fee includes payment for the services of our executive officers (prior to 2015, the Company paid Costamare Shipping $1,000.0 annually for such services) and (iii) changes the term of the agreement such that it automatically renews for 10  consecutive one-year periods until December 31, 2025 (rather than five consecutive periods until December 31, 2020).